Entergy
Fourth Quarter 2003
Earnings Teleconference

J. Wayne Leonard
Chief Executive Officer

C. John Wilder
Executive Vice President and Chief Financial Officer

February 2, 2004

Entergy

Safe Harbor and Reg G Compliance

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995:

From time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases and negotiations, including various performance-based rate discussions, and other regulatory decisions, including those related to Entergy's utility supply plan, Entergy's ability to reduce its operation and maintenance costs, particularly at its Non-Utility Nuclear generating facilities including the uncertainty of negotiations with unions to agree to such reductions, the performance of Entergy's generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities – particularly the ability to extend or replace the existing power purchase agreements for the Non-Utility Nuclear plants – and the prices and availability of power Entergy must purchase for its utility customers, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, Entergy-Koch's profitability in trading electricity, natural gas, and other energy-related commodities, resolution of pending investigations of Entergy-Koch's past trading practices, changes in the number of participants in the energy trading market, and in their creditworthiness and risk profile, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt and to fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, changes in inflation and interest rates, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, volatility and changes in markets for electricity, natural gas, and other energy-related commodities, changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, and the establishment of a regional transmission organization, changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of Indian Point or other nuclear generating facilities, changes in law resulting from proposed federal energy legislation, changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, and other substances, the economic climate, and particularly growth in Entergy's service territory, variations in weather, hurricanes, and other disasters, advances in technology, the potential impacts of threatened or actual terrorism and war, the success of Entergy's strategies to reduce taxes, the effects of litigation, changes in accounting standards, changes in corporate governance and securities law requirements and Entergy's ability to attract and retain talented management and directors.

Entergy uses these non-GAAP measures internally in budgeting and performance monitoring activities to gauge business performance and the ongoing strength of each business segment. Entergy further believes these measures provide useful information to investors in evaluating Entergy's ongoing business results and assists investors in comparing the company's operating performance to the operating performance of others in the energy sector. We have prepared a reconciliation of each of these measures to the most directly comparable GAAP measure in Entergy's investor release which is posted on our website at www.entergy.com/earnings.

Fourth Quarter Operational Earnings Improved

Earnings Per Share
4Q02 vs. 4Q03



12%
0.33
0.34
Operational
0.38
4Q02
4Q03
-0.17
As-Reported
Operational

Operational Earnings	Key Drivers

Utility
$/share



0.19
0.16
4Q02
4Q03

Decreased utility revenues from milder weather partially offset by rate changes

Nuclear
$/share



0.15
0.24
4Q02
4Q03

Higher revenues primarily due to no refueling outages in 4Q03 vs. three outages in 4Q02

ECS
$/share



0.11
0.01
4Q02
4Q03

Decreased income due to higher losses at EAM and increased costs at pipeline

Parent
$/share



4Q02
4Q03
(0.11)
(0.03)

Improved results primarily due to lower income tax expense

Higher Than Expected Participation in VSP Increased Related Special Charges


Earnings Per Share
4Q02 vs. 4Q03
0.33
0.34
0.38
4Q02
4Q03
-0.17

Special Items	
ECS – Impairments/Gain on sale	($0.01)
Total	($0.01)

Special Items	
Utility and Nuclear - VSP	($0.52)
Nuclear – SFAS 143	($0.03)
Total	($0.55)

As-Reported Operational

2003 Operational Earnings Were Strong, Growing in Each Quarter Except the Second

Quarterly Earnings Per Share
02 vs. 03


1st Quarter
2nd Quarter
3rd Quarter
4th Quarter
-0.35
0.80
1.73
1.12
1.06
1.17
0.89
1.17
1.59
1.50
1.57
1.57
0.33
0.34
-0.17
0.38
1Q02
1Q03
2Q02
2Q03
3Q02
3Q03
4Q02
4Q03

Annual Earnings Per Share
02 vs. 03


12%
Operational
2.64
3.81
4.01
4.25
02
03

As-Reported Operational

Over 10% Average Annual Operational Earnings Growth Since 1998



Operational Earnings Per Share
98 – 03; $/share
98-03 CAGR
Including weather impact 14%
Excluding weather impact 17%
Adjusted for dispro sharing 12%
2.22
1.92
2.22
2.17
2.08
2.17
3.12
2.80
3.12
3.23
3.24
3.00
3.81
3.82
3.60
4.25
4.30
3.87
98
99
00
01
02
03

2003 Financial Highlights

ROIC – Operational
12 Months Ended; %


4%
7.4
7.7
02
03

ROE – Operational
12 Months Ended; %


5%
11.3
11.9
02
03

Net Margin – Operational
12 Months Ended; %


2%
10.4
10.7
02
03

Operating Cash Flow
12 Months Ended; $B


8%
2.2
2.0
02
03

Cash Flow Interest Coverage
12 Months Ended; %


3%
4.92
5.05
02
03

Net Debt to Net Capital
12 Months Ended; %


1%
46.3
45.8
02
03

Increased Earnings in 2003 Were Driven by Improved Results at Utility and EK

Operational Earnings Per Share
02 vs. 03


$3.81
$4.25
$0.53
$0.78
ECS
$0.88
$0.85
Nuclear
$2.57
$2.71
Utility
($0.17)
($0.09)
Parent
2002
2003

Key Earnings Drivers
02 vs. 03

Utility

- Increased revenues from rate increases at EMI and ENOI
- 2% decrease in retail sales due primarily to cogen losses

Nuclear

- Higher production from full year of Vermont Yankee and fewer refueling outages
- Slightly lower realized MWh prices

Energy Commodity Services

- Improved trading opportunities
- Increased physical optimization
- Lower pipeline results

Parent

- Lower tax expense

2004 Earnings Guidance

Operational Earnings Per Share
02 vs. 03



$4.25
$0.78
$0.85
$2.71
($0.09)
$3.87*
$0.40*
$0.85
$2.71
($0.09)
$4.10 - $4.30
$0.25 - $0.30
$1.10 - $1.15
$2.75 - $2.85
ECS
Nuclear
Utility, Parent & Other
03 Actual
03 Adjusted
04 Guidance

Key Guidance Assumptions

Utility, Parent and Other

- Increased revenues due to rate actions and sales growth
- Decreased interest and O&M expense
- Increased depreciation expense

Nuclear

- Increased revenue from higher contract pricing and uprates
- Decreased O&M expense from productivity improvements

Energy Commodity Services

- No disproportionate sharing
- Improved pipeline earnings
- Conservative trading results and higher EAM losses

* Excluding disproportionate sharing from EK of $0.38/share

Corporate Goals and Milestones

Corporate Goals	Targeted Milestones
Improve utility ROE to top quartile	• Before 12/31/04: close on Perryville; resolve ELI's rate case and EGSI's earnings review; file PBR generation plan at ELI and EGSI • On 1/1/05: implement ELI rate increase • Before 6/30/05: file for recovery of ANO steam generator
Begin Retail Open Access in Texas	• Before 3/31/05: conduct successful pilot; obtain FERC and PUCT approval for interim transmission structure; complete business separation plan • On 4/1/05 – Begin Retail Open Access • Long-term: build $100M annual net income retail business; avoid clawback
Manage nuclear open positions	• Before 6/30/04: sell 100% of 05 energy and 100% of 05 capacity forward • By 12/31/04: sell 75% of 06 energy forward
Grow nuclear services business	• Before 12/31/06: execute 2-3 new services contracts with plant owners • Long-term: build $100M annual net income services business
Continue to improve EK results	• Before 12/31/05: double U.S. asset optimization business vs. 02 baseline • Long-term: grow European trading to rival U.S. trading
Achieve productivity improvements	• By 12/31/06: reduce utility O&M* by net of $10M vs. 02 baseline; reduce nuclear O&M* by $135M vs. 02 baseline • By 06: reduce utility maintenance capital spending by $305M vs. 02 baseline; reduce nuclear maintenance capital spending by $40M vs. 02 baseline
Redeploy capital	• By 12/31/04: invest portion of $3B estimated to be available from 04-06 in assets with strong risk-adjusted returns • By 3/31/05: review stock buybacks if no investments are identified or closed
Improve credit ratings	• By 12/31/04: demonstrate continued improvement in financial metrics and business position

* including refueling outage amortization

Numerous Potential Drivers of 2005 Earnings

2005 Earnings Drivers

Potential Drivers	Range of Outcomes	Estimated EPS Impact vs. 04 Midpt.
Utility		
Sales Growth	1 – 2% growth	$0.10 - $0.20
Supply Plan	Acquire 0GW vs. 2GW @ $250/Kw	$0.00 - $0.05
Rate Case Requests	50% vs. 100% of requested increase	$0.10 - $0.20
Competitive Retail	4/1/05 vs. 1/1/05 start @ $5/MMBbtu gas	$0.20 - $0.25
Nuclear		
Productivity Improvements	Achieve $20 vs. full $35M in 05	$0.05 - $0.10
Pricing volatility	Sell unhedged output @ $0-$2/MWh>PPA	$0.00 - $0.10
Management contracts	No new contracts vs. 1 new contract	$0.00 - $0.05
ECS		
POV Trading	Weak POV vs. strong POV contribution	($0.10) - $0.10
EAM – pricing volatility	Gas prices +/-$2/MMbtu	($0.05) - $0.05
Range of Impacts vs. 04 Midpoint		$0.30 - $1.10

Q&A Session

Entergy